UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road,
Plainsboro,
New Jersey 08536

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street
32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1 – Reports to Stockholders

09

Aberdeen Australia Equity Fund, Inc.

Annual Report

October 31, 2009

Invests primarily in equity securities of Australian companies listed on the

Australian Stock Exchange Limited.

Letter to Shareholders (unaudited)

December 10, 2009

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”) for the year ended October 31, 2009. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 48.9% for the year ended October 31, 2009, assuming reinvestment of distributions, compared with 66.3%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index.

Share Price Performance

The Fund’s share price increased 32.6% over the year, from $8.60 on October 31, 2008 to $11.40 on October 31, 2009. The Fund’s share price on October 31, 2009 represented a premium of 4.0% to the NAV per share of $10.96 on that date, compared with a premium of 2.7% to the NAV per share of $8.37 on October 31, 2008. At the date of this letter, the share price was $12.86, representing a premium of 12.7% to the NAV per share of $11.41.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2009, the Board of Directors determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in April 2009. This policy will be subject to regular review by the Fund’s Board of Directors. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On December 7, 2009, the Board of Directors authorized a quarterly distribution of 22 cents per share, payable on January 15, 2010 to all shareholders of record as of December 31, 2009.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2009, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen Asset Management Inc. by:

•	Calling toll free at 1-866-839-5205 in the United States,
•	E-mailing InvestorRelations@aberdeen-asset.com, or
•	Visiting the website at www.aberdeeniaf.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Finally included within this report is a postage paid reply card which would register you into the Aberdeen enhanced email service. Following receipt of the completed form, updated investment information relating to the closed end fund range would be circulated to your attention.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Distribution Disclosure Classification (unaudited)

Your Board’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund may be required to indicate the sources of certain distributions to shareholders. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2009 consisted of 30% net investment income and 70% return of paid-in-capital.

In January 2010, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2009 calendar year.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a Participant in the Plan, you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower cost – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent:

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Report of the Investment Manager (unaudited)

Economic Review

The Fund’s total return based on net asset value (“NAV”) was 48.9% for the year ended October 31, 2009, assuming reinvestment of distributions, compared with 66.3%, in U.S. dollar terms, for the S&P/ASX 200 Accumulation Index (our benchmark).

During the first quarter of the Fund’s financial year the benchmark index declined by 14.25%. In November The Reserve Bank of Australia (“RBA”) responded to weak economic data by cutting the official interest rate by 0.75% to 5.25% and this was followed in December by a further cut of 1%, taking interest rates to 4.25%.

Equity markets ended the first quarter of 2009 on a positive note, with the share market recording a monthly rise in March for the first time since August 2008. However this was not enough in most cases to erase the losses of January and February. The two largest sectors of the market nevertheless showed a gain, with resource stocks rising 6.0% as commodity prices recovered and the bank index gaining 7.7% on encouraging profitability statements. The US market also lost ground, the S&P500 index fell 11.7%. Corporate earnings reporting season was a focal point for the Australian market in February. Profit numbers were roughly in line with analyst forecasts, but weak outlook statements and forecast downgrades made for a broadly negative reaction from stock prices. Many companies also testified to strains on balance sheets and cash flow. Related to this, equity issuance was a consistent theme of the first quarter.

Having ended the first quarter on a positive note, global equity markets retained their momentum in the second quarter of the calendar year. The ASX200’s gain of 10.4% was the first positive quarterly return since September 2007 and the best since December 2004. It eliminated the losses of the first quarter to leave the market up 6.2% on the six months to end June; coupled with the S&P500 gain of 15.2%. Within the Australian market more cyclical sectors outperformed, though for resources a marginal +11% even though commodity prices gained ground. Consumer discretionary (+17.4%) was the strongest sector and banks (+8.4%) lagged slightly being weighed down by disappointing earnings reports and capital raisings. As in the first quarter, equity issuance was a consistent theme in the three months to June as companies sought to strengthen balance sheets. Notable among the issuers in the second quarter were Australia and New Zealand Banking Group Ltd. (“ANZ”), Macquarie Group, Rio Tinto and Asciano.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

The S&P/ASX 200 index climbed 19.9% in the third quarter of the calendar year, ending 50.8% above the 2009 closing low on March 6, 2009. This was the best quarterly price return since third quarter 1987 (All Ordinances). Australia kept pace with other developed markets in local currency – the S&P500 gained 15.0% and the DJ Euro Stoxx 19.6%. In USD terms, Australia was one of the strongest markets in the world due to a 9.5% gain in the AUD. Sector performance generally reflected a rotation to cyclical risk and became clear the Australian economy was stabilizing. Banks (+35.6%) led as investors became more comfortable about loan losses. The cyclical theme however did little for the relative performance of Resources (+11%), as commodity prices were mixed in AUD terms. The equity issuance which was a feature of the first two quarters began to lag in the third quarter. Most companies had already raised capital, as the cost and availability of debt improved. Acquisition activity continued the comeback which began in the second quarter. The 6 months June results came in generally better than expectations including significant share price moves on results (more than 5% relative), gains outnumbered losses by two to one. Indicators of Australian activity pointed to a downturn that was shallow and short. Unemployment edged higher from May to August, but the rate of change was modest compared with expectations. GDP was reported to have grown by 0.6% in the second quarter. Data from the US and Europe was more mixed but did suggest a turning point.

Volatility towards the end of October, reflecting concerns about the durability of US recovery, causing an end to the Australian stock market’s prospects of an eighth consecutive monthly rise as the S&P/ASX200 index decreasing by 2.1%. Overseas markets also suffered within the Australian market, Banks (-1.4%) held up a little better than average. Resources (-1.2%) also outperformed although Energy (-5.3%) took little comfort from higher oil prices. Other underperformers included REITs (-9.0%), which hit profit-taking after a strong run. The Australian dollar continued to rally following a rise in the RBA’s cash rate, and this weighed on sectors with overseas earnings such as Healthcare (-4.1%). National Australia Bank and ANZ began the bank earnings season with results that pointed to widening margins and rising provisioning levels. The Reserve Bank became the first developed economy central bank to raise rates since the financial crisis, taking the cash rate target up by 0.25% to 3.25%. The move had generally been expected to come later and led to further upward revision of short rate expectations. Labour market data added to this trend showing a surprise rise in employment in September.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. As of October 31, 2009, the Fund did not have more than 25% of its assets invested in any industry group. The financial industry sector is comprised of several groups.

As of October 31, 2009, the Fund held 95.7% of its net assets in equities, 0.1% in a short-term investment and 4.2% in other assets in excess of liabilities.

Asset Allocation as of October 31, 2009

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2009:

Name of Security	Percentage of Net Assets
BHP Billiton Limited	12.7%
QBE Insurance Group Limited	7.6%
Westpac Banking Corporation Limited	7.1%
Rio Tinto Limited	6.8%
Woolworths Limited	5.5%
Commonwealth Bank of Australia	5.2%
Australia & New Zealand Banking Group Limited	4.9%
Woodside Petroleum Limited	4.0%
Australian Stock Exchange Limited	3.9%
Westfield Group Limited	3.9%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2009

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—95.7%
COMMON STOCKS—95.7%
CONSUMER DISCRETIONARY—6.0%
310,000	Billabong International Limited*	$2,868,327
654,300	TABCORP Holdings Limited*	4,173,822
2,502,800	Tattersall’s Limited*	5,541,728
		12,583,877
CONSUMER STAPLES—10.5%
2,404,200	Goodman Fielder Limited*	3,448,721
1,674,500	Metcash Limited*	7,040,225
455,600	Woolworths Limited*	11,661,483
		22,150,429
ENERGY—4.0%
203,000	Woodside Petroleum Limited*	8,514,933
FINANCIALS—30.3%
501,600	Australia & New Zealand Banking Group Limited*	10,230,692
275,800	Australian Stock Exchange Limited*	8,314,439
912,300	AXA Asia Pacific Holdings Limited*	3,415,032
237,800	Commonwealth Bank of Australia*	10,989,078
794,900	QBE Insurance Group Limited*	16,008,323
637,500	Westpac Banking Corporation Limited*	14,900,022
		63,857,586
HEALTH CARE EQUIPMENT & SERVICES—3.5%
313,000	Ramsay Health Care Limited*	2,960,702
354,800	Sonic Healthcare Limited*	4,429,525
		7,390,227
INDUSTRIALS—4.0%
129,700	Leighton Holdings Limited*	4,118,720
570,900	Toll Holdings Limited*	4,327,497
		8,446,217
INFORMATION TECHNOLOGY—1.9%
403,900	Computershare Limited*	3,921,234
MATERIALS—22.7%
813,300	BHP Billiton Limited*	26,673,502
1,299,700	Incitec Pivot Limited*	3,031,772
182,900	Orica Limited*	3,879,830
259,400	Rio Tinto Limited*	14,378,736
		47,963,840
PROPERTY—3.9%
756,700	Westfield Group Limited*	8,198,117
TELECOMMUNICATION SERVICES—3.6%
3,027,400	Singapore Telecommunications Limited*	6,328,532
706,800	Telecom Corporation of New Zealand Limited*	1,285,504
		7,614,036

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2009

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
UTILITIES—5.3%
646,000	AGL Energy Limited*	$8,007,272
4,071,200	SP Ausnet*	3,199,359
		11,206,631
	Total Long Term Investments—95.7% (cost $139,897,615)	201,847,127
SHORT-TERM INVESTMENT—0.1%
Par Amount
$264,000	State Street Bank and Trust Time Deposit, 0.01%, 11/02/09	264,000
	Total Short-Term Investments—0.1% (cost $264,000)	264,000
	Total Investments—95.8% (cost $140,161,615)	202,111,127

	Other assets in excess of liabilities—4.2%	8,754,388
	Net Assets—100.0%	$210,865,515

*	Security was Fair Valued (See Note 1)

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2009

Assets
Investments, at value (cost $140,161,615)	$202,111,127
Foreign currency, at value (cost $9,003,810)	8,986,781
Cash	424
Other assets	147,322
Total assets	211,245,654

Liabilities
Investment management fee payable	180,022
Administration fee payable	18,267
Accrued expenses and other liabilities	181,850
Total liabilities	380,139

Net Assets	$210,865,515

Composition of Net Assets
Common Stock (par value $.01 per share)	$192,359
Paid-in capital in excess of par	138,635,488
Distributions in excess of net investment income	(226,861)
Accumulated net realized losses on investment transactions	(3,499,321)
Net unrealized appreciation on investments	38,209,276
Accumulated net realized foreign exchange gains	13,831,367
Net unrealized foreign exchange gains	23,723,207
Net Assets	$210,865,515
Net asset value per common share based on 19,235,840 shares issued and outstanding	$10.96

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2009

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $109,171)	$8,149,619
Interest	257,768
8,407,387

Expenses
Investment management fee	1,446,566
Legal fees and expenses	502,627
Directors’ fees and expenses	231,141
Administration fee	139,226
Reports to shareholders and proxy solicitation	113,140
Insurance expense	101,432
Investor relations fees and expenses	76,590
Independent auditors’ fees and expenses	61,674
Custodian’s fees and expenses	58,984
Transfer agent’s fees and expenses	34,415
Miscellaneous	63,039
Total expenses	2,828,834

Net investment income	5,578,553

Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies

Net realized loss on:
Investment transactions	(1,159,539)
Foreign currency transactions	(599,383)
(1,758,922)

Net change in unrealized appreciation/(depreciation) on:
Investments	20,754,670
Foreign currency translation	45,246,906
66,001,576
Net gain on investments and foreign currencies	64,242,654
Net Increase in Net Assets Resulting from Operations	$69,821,207

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Increase/(Decrease) in Net Assets

Operations
Net investment income	$5,578,553	$9,779,867
Net realized gain/(loss) on investment transactions	(1,159,539)	5,434,863
Net realized gain/(loss) on foreign currency transactions	(599,383)	4,687,470
Net change in unrealized appreciation/(depreciation) on investments	20,754,670	(115,578,609)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	45,246,906	(64,219,252)
Net increase/(decrease) in net assets resulting from operations	69,821,207	(159,895,661)

Distributions to shareholders from:
Net investment income	(5,947,218)	(4,665,416)
Realized capital gains	–	(16,118,089)
Tax return of capital	(14,032,189)	(14,525,139)
Total decrease in net assets from distributions to shareholders	(19,979,407)	(35,308,644)

Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 28,871 and 74,011 shares of common stock, respectively	281,264	1,120,024
Repurchase of common stock resulting in the reduction of 22,800 and 0 shares of common stock, respectively	(143,477)	–
Total increase in net assets from common stock transactions	137,787	1,120,024
Total increase/(decrease) in net assets resulting from operations	49,979,587	(194,084,281)

Net Assets
Beginning of year	160,885,928	354,970,209
End of year (including distributions in excess of net investment income of ($226,861) and ($295,922), respectively)	$210,865,515	$160,885,928

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE(1):
Net asset value, beginning of year	$8.37	$18.53	$13.25	$11.75	$10.64

Net investment income	0.29	0.51	0.39	0.41	0.37
Net realized and unrealized gains/(losses) on investments and foreign currencies	3.34	(8.83)	6.47	2.47	1.79
Total from investment operations	3.63	(8.32)	6.86	2.88	2.16
Distributions from:
Net investment income	(0.31)	(0.24)	(0.53)	(0.48)	(0.51)
Realized capital gains	–	(0.84)	(0.98)	(0.90)	(0.54)
Tax return of capital	(0.73)	(0.76)	–	–	–
Total distributions	(1.04)	(1.84)	(1.51)	(1.38)	(1.05)
Payment by shareholder of short-swing profit	–	–	–	– (3)	–
Offering costs on common stock	–	–	(0.07)	–	–
Net asset value, end of year	$10.96	$8.37	$18.53	$13.25	$11.75
Market value, end of year	$11.40	$8.60	$18.25	$14.00	$12.99

Total Investment Return Based on(2):
Market value	50.76%	(45.57% )	43.46%	20.09%	38.98%
Net asset value	48.92%	(47.83% )	53.91%	25.66%	21.11%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$210,866	$160,886	$354,970	$223,588	$197,421
Average net assets (000 omitted)	$163,795	$282,702	$283,749	$209,507	$194,946
Net expenses	1.73%	1.26%	1.44%	1.45%	1.48%
Expenses without reimbursement	1.73%	1.26%	1.51%	1.55%	1.48%
Net investment income	3.41%	3.46%	2.56%	3.31%	3.21%
Portfolio turnover	16%	22%	30%	16%	28%

(1)	Based on average shares outstanding.
(2)	Total Investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Less than $0.005 per share.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a closed-end, non-diversified management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund’s secondary investment objective is current income. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, “Australian companies” means companies that are tied economically to Australia. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency. However, the Australian dollar is the functional currency for Federal tax purposes. (see Taxes on page 14).

Securities Valuation:

The Fund’s Board of Directors has adopted Valuation and Liquidity Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. These Procedures were reviewed and approved by the Board of Directors on December 9, 2008. In accordance with the Procedures, investments are stated at current fair market value. Investments for which market quotations are readily available are valued at the last quoted closing price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the last quoted bid price as obtained from a pricing agent or broker selected by the Fund’s Manager.

Short-term debt securities which mature in more than 60 days are valued at current market quotations as described above. Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost using a pricing source quote that approximates amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on a consideration of all available information.

In situations when there is movement between the opening and closing prices of the iShares MSCI Australia Index Fund that exceeds the tolerance specified in the Procedures, the independent pricing source utilized by the Fund shall calculate the market value of the Fund’s Investments by determining a “fair value” for each of the equity securities in the Fund’s portfolio using factors provided by an independent pricing source.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

For the year ended October 31, 2009, there have been no significant changes to the Procedures.

The valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of October 31, 2009. For further information, please refer to the Portfolio of Investments that begins on page 6.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

Investments	Level 1	Level 2	Level 3
Equity Investments	$–	$201,847,127	$–
Short-Term Investment	–	264,000	–
Total Investments	$–	$202,111,127	$–

In April 2009, the FASB issued Accounting Standards Codification 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10-35”, formerly “FAS 157-4”). ASC 820-10-35 provides additional guidance for estimating fair value in accordance with FASB Accounting Standards Codification 820, “Fair Value Measurements” (“ASC 820”, formerly “FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820-10-35 is effective for fiscal years and interim periods ending after June 15, 2009. Management has concluded that the adoption of ASC 820-10-35 did not materially impact the financial statement amounts.

Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding as of October 31, 2009.

Foreign Currency Translation:

Australian dollar amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis. Expenses are recorded on an accrual basis.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into Forward Contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Forward Contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. There were no Forward Contracts outstanding as of October 31, 2009.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2009, the Board of Directors determined the rolling distribution rate to be 10%, for the 12 month period commencing with the distribution payable in April 2009. This policy is subject to regular review by the Fund’s Board of Directors. Under the policy, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies.

Recent Accounting Pronouncements:

In June 2009, the FASB issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“ASC 105-10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it will not have a significant impact on the determination or reporting of the Funds’ financial statements.

Federal Income Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/ (losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years in the period ended October 31, 2009 are subject to such review.

Reclassification of Capital Accounts:

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $437,726 has been reclassified between accumulated net realized losses on investment transactions and distributions in excess of net investment income, and $1,831,569 has been reclassified between accumulated net realized losses on investment transactions and accumulated net realized foreign exchange gains as a result of permanent differences primarily attributable to foreign currency transactions and the sale of stock of passive foreign investment companies. These reclassifications have no effect on net assets or net asset values per share.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect, wholly-owned subsidiary of the Investment Manager, which is a direct, wholly-owned subsidiary of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (continued)

Managed Assets between $50 million and $100 million and 0.70% of Managed Assets in excess of $100 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $369,484 to the Investment Adviser during the fiscal year ended October 31, 2009.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.085% of the Fund’s average weekly managed assets up to $600 million and 0.06% of the Fund’s average weekly Managed Assets in excess of $600 million. Managed Assets are defined as net assets plus the amount of any borrowings for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer fee of $5,000 plus out-of-pocket expenses. During the fiscal year ended October 31, 2009, the Fund incurred fees of approximately $61,178 for the investor relations services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2009 were $25,595,244 and $35,332,281, respectively.

4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 was as follows:

	October 31,2009	October 31, 2008
Distributions paid from:
Ordinary income	$5,947,218	$4,665,416
Net long-term capital gains	–	16,118,089
Tax return of Capital	14,032,189	14,525,139
Total taxable distribution	$19,979,407	$35,308,644

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(3,380,084)*
Unrealized appreciation/(depreciation) – net	75,417,752**
Total accumulated earnings/(losses) – net	$72,037,668

*	On October 31, 2009, the Fund had a net capital loss carryforward of $3,380,084 which expires in 2017.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to: the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, differing treatments for foreign currencies, and the tax deferral of wash sales.

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of October 31, 2009 were as follows:

Tax Cost Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$164,248,654	$56,002,397	$18,139,924	$37,862,473

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. At October 31, 2009, there were 19,235,840 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (concluded)

Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period if and when the discount to NAV is at least 8%. For the fiscal years ended October 31, 2009 and October 31, 2008, the Fund repurchased 22,800 shares and 0 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 12.0% during the fiscal year ended October 31, 2009.

Based upon filings with the Securities and Exchange Commission, on December 1, 2009, Landesbank Berlin AG (“LB”), a wholly-owned subsidiary of Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG), was the beneficial owner of 1,367,574 shares of common stock (constituting approximately 7.1% of the Fund’s shares then outstanding).

6. Subsequent Event

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 28, 2009, the date the Financial Statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2009. However, the following are details relating to subsequent events that occurred since October 31, 2009.

The Fund declared a quarterly distribution of 22 cents per share payable on January 15, 2010 to shareholders of record on December 31, 2009.

At a meeting of the Fund’s Board held on December 7, 2009, the Board approved a reduction of the Administration fee paid to AAMI as disclosed in Note 2. Effective February 1, 2010, the annual fee rate will be 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. The Board also approved an amended Investor Relations Services Agreement that includes enhanced investor relation services for the Fund that will take effect on March 1, 2010. The fee that will be paid to AAMI for investor relations services is approximately $90,000 per annum.

Based on Management’s evaluation, no other adjustments were required to the Financial Statements and no other subsequent events required recognition or disclosure in the Financial Statements as of October 31, 2009 through December 28, 2009.

7. Change in Independent Registered Public Accounting Firm, (unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Fund.

The reports of the financial statements, previously issued by PwC for the Fund for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

Aberdeen Australia Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Australia Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Australia Equity Fund, Inc. (the “Fund”), as of October 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2008, and the financial highlights for each of the years or periods in the four-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Australia Equity Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, and the results of its operations, changes in net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2009

Aberdeen Australia Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the per-share distributions paid by Aberdeen Australia Equity Fund, Inc. during the fiscal year ended October 31, 2009:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
01/16/09	0.330000	0.000000	0.000000	0.330000	0.001571	0.331571	0.066364	0.051697
04/09/09	0.280000	0.000000	0.280000	0.000000	0.000000	0.000000	0.000000	0.000000
07/10/09	0.230000	0.000000	0.230000	0.000000	0.000000	0.000000	0.000000	0.000000
10/16/09	0.200000	0.000000	0.200000	0.000000	0.000000	0.000000	0.000000	0.000000

(1)	The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (IAF)

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Australia Equity Fund, Inc. (“Fund”) held in September, 2009, the Board of Directors, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Directors”), considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (“Investment Manager”) and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (“Investment Adviser”) (collectively, “Agreements”). The Investment Adviser is an affiliate of the Investment Manager. The Investment Manager and the Investment Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive session with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and Advisers’ compliance programs, any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

In considering whether to approve the renewal of the Agreements, the Directors received a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

a peer group of funds selected by an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates from their relationship with the Fund. The Committee and the Board of Directors, including the Independent Directors, also considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies and the Advisers’ investment personnel and operations, (iii) the procedures employed to determine the value of the Fund’s assets, (iv) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, and (v) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services. The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Committee and the Board also considered the Advisers’ brokerage polices and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•

Fees and Expenses. The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of all closed-end funds in the Pacific Asia ex-Japan stock Morningstar category as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2009, and which reflects both the advisory fee and the administration fee) was below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average net assets, excluding the principal amount of borrowings, for the six months ended April 30, 2009 was above the average and median expense ratios, respectively, of the Peer Group. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock or bank borrowings. The Committee and the Board also considered that the compensation paid to the Investment Adviser is paid by the Investment Manager and not the Fund, and, accordingly that the retention of the Investment Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Committee and the Board also took into account the size of the Fund and its effect on the Fund’s expense ratio. The Committee and the Board also took into account management’s discussion of the Fund’s expenses, including other factors that impacted the Fund’s expenses, as well as certain actions taken by the Board

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited) (concluded)

during the past year to reduce the Fund’s operating expenses. The Committee and the Board noted that the expense information in the SI report did not fully reflect such potential cost savings. The Committee and the Board also received information from management regarding the fees charged by the Advisers to a non- open-end and a closed-end fund, both incorporated outside of the U.S., investing primarily in an asset class similar to that of the Fund. The Committee and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

Performance. The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund ranked 3rd out of 19 for the year-to-date period ended April 30, 2009, 11th out of 19 for the one- year period ended April 30, 2009, 8th out of 18 for the three-year period ended April 30, 2009 and 10th out of 19 for the five-year period ended April 30, 2009. The Committee and the Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category, which indicated that the Fund had outperformed the average of such group of funds for the one-year, three-year and five-year periods ended June 30, 2009 and was below the average for the year-to-date period ended June 30, 2009.

The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds in the Morningstar Group, and other Aberdeen-managed funds. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that the Fund outperformed its benchmark for the one- year period ended April 30, 2009, and underperformed its benchmark for the three- and five-year periods ended April 30, 2009. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark over the longer-term, including the impact of market conditions on the Advisers’ investment style. The Committee and the Board concluded that overall performance results were satisfactory and supported renewal of the Agreements.

•

Economies of Scale. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on factors including that the Fund’s management fee schedule provides breakpoints at higher asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

Profitability; Ancillary Benefits. The Committee and the Board considered information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data. The Board noted that AAMI, an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Aberdeen Australia Equity Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Shareholders may elect to have all distributions automatically reinvested in Fund shares pursuant to the Plan. Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may request to have his shares re-registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly issued shares of the Fund’s common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if on payable date, the market price of the Fund’s common stock plus any applicable brokerage commission is equal to or exceeds the net asset value per share, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of net asset value per share or 95% of the then-current market price. If, on the other hand, the net asset value per share plus any brokerage commission exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission, exceeds net asset value per share as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly-issued shares valued at the greater of the net asset value or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100 with a maximum of $10,000 per month with an aggregate annual limit of $120,000 for the purchases of shares on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. Cash investments may be commingled with the Funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocated to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional shares. If the fees and commissions exceed the proceeds from the sale of a fractional share, participants will receive a transaction advice instead of a check. There is no sales fee in the case of issuance of a certificate for all full shares. If by giving proper notice to the Plan Agent, participants request cash, the Plan Agent will sell the shares and send the participant the proceeds less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days written notice to shareholders of the Fund.

All questions concerning the Plan should be directed to the Plan Agent, The Bank of New York, Mellon Corporation Shareholder Relations Department, 480 Washington Blvd., Jersey City, NJ 07310, or by calling 1-866-221-1606.

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

Interested Directors

Moritz Sell** 1 Crown Court, Cheapside London EC2V 6LR Age: 42	Class I Director	Term expires 2010; Director since 2004	Mr. Sell has been a director, market strategist of Landesbank Berlin Holding AG (banking) and its predecessor, now holding company, Landesbank Berlin AG (formerly named Bankgesellschaft Berlin AG) since 1996. He also served as a Director of the France Growth Fund from 2000 until 2004.	1

Hugh Young*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 51	Class II Director	Term expires 2011; Director since 2001	Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s former Investment Manager) from 2000 to June 2005 and a Director of the Investment Adviser since 2000. From 2001 to February 2004, Mr. Young was President of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.	1

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Class II Director	Term expires 2011; Director since 2008	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	26

Neville J. Miles c/o Ballyshaw Pty. Ltd. 62 Caledonia Street Paddington NSW 2021 Australia Age: 63	Chairman of the Board; Class I Director	Term expires 2010; Director since 1996	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies.	3

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Class III Director	Term expires 2012; Director since 1985	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) from 1996 to 2004. Mr. Potter is an independent director of a number of U.S. and Canadian companies primarily in the resource and technology sectors.	3

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2011; Director since 1999	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	26

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class III Director	Term expires 2012; Director since 1985	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (venture capital) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) through 2008, Director Macquarie AIR-serv Holdings, Inc. Since 2006, Director Smarte Carte, Inc. since 2007.	26

Brian Sherman 2 Paddington Street Paddington, NSW 2021 Australia Age: 66	Class III Director	Term expires 2012; Director since 2008	Mr. Sherman has been Chairman of Sherman Group Limited (investment company) since 2001 and Chairman of Aberdeen Leaders Limited (investment company) since 1987. He was President of the Board of Trustees of the Australian Museum from 2001 to October 2007. He has also been a Director of Ten Network Holdings Ltd. (Television) since 1998.	2

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and the Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Sell is deemed to be an interested person because he was appointed as a Director as the representative of Landesbank Berlin Holding AG, the owner of approximately 8.1% of the outstanding shares of the Fund’s common stock as of October 22, 2009.
***	Mr. Young is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager and Investment Adviser.

Information Regarding Officers who are not Directors

The names of the Officers of the Fund who are not Directors, and their addresses, ages and principal occupations during the past five years, are provided in the table below:

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 42	Vice President	Since 2008	Currently, Head of Fund Operations for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President	Since 2009	Currently, Head of US Collective Funds and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Mark Daniels Aberdeen Asset Management Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Age 54	Vice President	Since 2005	Currently Head of Australian Equities of the Aberdeen Group (asset management group consisting of subsidiaries of Aberdeen Asset Management PLC) (since 2005); Fund Manager of Aberdeen Asset Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (1990 to 2005).

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Martin Gilbert Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 54	Vice President	Since 2008	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser, since 1983. He was President of the Fund, of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 32	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President, Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Vincent McDevitt** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 43	Chief Compliance Officer, Vice President – Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc. and the Vanguard Group.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 40	Treasurer, Principal Accounting Officer	Since 2009	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 31	Vice President	Since 2008	Currently, Vice President and Head of Legal – US for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006). Ms. Nichols graduated in 2003 with a J.D. from the University of Virginia School of Law.

Christian Pittard** Aberdeen Asset Management Investment Services Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 36	President	Since 2009	Currently Group Development Director, Collective Funds for Aberdeen Asset Management Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Aberdeen Australia Equity Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 38	Assistant Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 48	Vice President	Since 2008	Currently, Head of Product Development Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 11, 2008.
**	Mr. Baltrus, Mr. Goodson, Ms. Greenstein, Mr. Keener, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Mr. Pittard, Ms. Sitar and Mr. Sullivan hold the same position with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Mr. Pittard, Ms. Sitar and Mr. Sullivan hold officer positions with Aberdeen Funds, The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Chile Fund, Inc., and The Emerging Markets Telecommunications Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

John T. Sheehy

Brian Sherman

Hugh Young

Officers

Christian Pittard, President

William Baltrus, Vice President

Mark Daniels, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Megan Kennedy, Vice President and Secretary

Jennifer Nichols, Vice President

Timothy Sullivan, Vice President

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Andrea Melia, Treasurer and Principal Accounting Officer

Matthew Keener, Assistant Treasurer

Sharon Greenstein, Assistant Treasurer

Lucia Sitar, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the New York Stock Exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

(a)

As of October 31, 2009, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-866-839-5205.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Neville Miles, Peter Sacks and John Sheehy as Audit Committee Financial Experts. Mr. Miles, Mr. Sacks and Mr. Sheehy are all considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

 (a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) [1] Tax Fees	(d) All Other Fees
October 31, 2009	$50,000	Nil	$6,000	Nil

October 31, 2008	$68,500	Nil	$7,600	Nil

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1)	Audit Committee Pre-Approval Policies and Procedures

Refer to Exhibit A.

(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008
Registrant	Nil	$205,900
Registrant’s Investment Manager	$20,000	Nil

For the fiscal year ended October 31, 2009, KPMG billed $20,000 for tax consulting and tax compliance services to the Registrant’s Investment Manager and Investment Adviser. For the fiscal year ended October 31, 2008 PwC UK billed Aberdeen PLC $325,800 for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager and Investment Adviser operations.

(h)

The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2009, the audit committee members were:

Neville J. Miles

Peter D. Sacks

John T. Sheehy

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced Exhibit B and Investment Manager and Investment Adviser are referenced Exhibit C.

Item 8 -  Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in the table below is as of Dec 31, 2009.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young BA (Hons) (Commenced 1985) Managing Director [Singapore]	Responsible for overseeing Asian and Australian equities portfolio management.	Established Aberdeen Asset Management Asia Limited in 1992 as the Aberdeen Group’s Asia-Pacific headquarters and is currently the Managing Director of the Singapore-based entity.
Peter Hames BA (Economics/Accountancy) (Commenced 1989) Director, Head of Asian Equities [Singapore]	Heads up management of Asia-Pacific equities portfolios.	Joined the Aberdeen London office in 1990 and is the Director of the Fund’s Investment Manager.
Mark Daniels BEc (Transferred to Aberdeen Asset Management Limited February 2005) Director of Aberdeen Sydney and Head of Australian Equities	Director of Aberdeen Sydney and Head of Australian Equities. Oversees management of Australian equities portfolios.	From 1990 to 2005 focused on UK equities and closed-end funds. In 2005, Mark became head of Australian equities of the Aberdeen Group.
Michelle Lopez BCom/BAppFin (Commenced May 2004) Portfolio Manager	Responsible for Australian equities portfolio management.	Joined the Australian equities team in the Sydney office in 2004 upon graduation from Macquarie University, Sydney. Previously, Michelle worked for KPMG – Corporate Finance as an intern.

Natalie Tam BCom (Acct and Finance) (Commenced May 2005) Portfolio Manager	Responsible for Australian equities portfolio management.

Joined the Australian equities team in the Sydney office in 2005 from Deutsche Bank, where she worked as an equity research analyst. She was earlier an intern at Coca Cola Amatil (business development), Rothschild (corporate finance) and Promina Group (management accounting).

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Hugh Young	14	$2,167.23	14	$7,787.81	183	$44,309.95
Peter Hames	14	$2,167.23	14	$7,787.81	183	$44,309.95
Mark Daniels	5	$387.80	2	$347.38	126	$32,806.88
Michelle Lopez	5	$387.80	2	$347.38	126	$32,806.88
Natalie Tam	5	$387.80	2	$347.38	126	$32,806.88

Total Assets are as of October 31, 2009 and have been translated into U.S. dollars at a rate of £1.00 = $1.6484.

There are 14 accounts (with assets under management totaling approximately $2.7 billion) managed by Hugh Young and Peter Hames with respect to which part of the advisory fee is based on the performance of the account. There are 9 accounts (with assets under management totaling approximately $1.5 billion) managed by Mark Daniels, Michelle Lopez and Natalie Tam with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

(3)    The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2009.

Aberdeen recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of Aberdeen and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, Aberdeen takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. Aberdeen uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of Aberdeen’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of Aberdeen’s profitability.

Staff performance is reviewed formally once a year, with some areas undertaking mid-term reviews. The review process looks at all of the ways in which an individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance along with the Company’s overall performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. The AAMI Remuneration Committee has made a decision to refrain from setting a cap on the percentage of bonus compared to an employee’s base salary. AAMI wishes to provide incentives to Portfolio Managers to perform in the long term by awarding a major part of their bonus as deferred shares. Last year, for Senior Portfolio Managers, AAMI chose to defer 80% of their bonus as shares.

In the calculation of a portfolio manager’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered.

Although performance is taken into account in setting a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of Aberdeen’s Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives

As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of Aberdeen for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

Aberdeen offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

Aberdeen does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however. Aberdeen aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2009
Hugh Young	$10,001- $50,000
Peter Hames	$0
Mark Daniels	$0

Michelle Lopez	$0
Natalie Tam	$0

(b) Not applicable.

Item 9 –     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2008 through, November 30, 2008	4,300	5.86	4,300	1,922,547
December 1, 2008 through December 31, 2008	18,500	6.38	22,800	1,920,697
January 1, 2009 through January 31, 2009	0	0	22,800	1,920,697
February 1, 2009 through February 29, 2009	0	0	22,800	1,920,697
March 1, 2009 through March 31, 2009	0	0	22,800	1,920,697
April 1, 2009 through April 30, 2009	0	0	22,800	1,920,697
May 1, 2009 through May 31, 2009	0	0	22,800	1,920,697
June 1, 2009 through June 30, 2009	0	0	22,800	1,920,697
July 1, 2009 through July 31, 2009	0	0	22,800	1,922,533
August 1, 2009 through August 31, 2009	0	0	22,800	1,922,533
September 1, 2009 through September 30, 2009	0	0	22,800	1,922,533
October 1, 2009 through October 31, 2009	0	0	22,800	1,923,584
Total	22,800	6.24	22,800	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Fund’s Board of Directors on December 12, 2007. Under the terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

In December 2008, the Registrant’s Board of Directors adopted amendments to the Registrant’s bylaws pertaining to corporate governance matters. Many of these amendments reflect changes to Maryland law. The amended bylaws include:

•

Updates to the procedures required for shareholders to call a special meeting of shareholders, including provisions that (a) clarify which shareholders may call a special meeting and (b) expand the information required to be provided by shareholders requesting a special meeting.

•

Enhancements to the “advance notice” provisions of the Registrant’s bylaws. These amendments require shareholders to notify the Secretary of the Registrant of director nominations and other shareholder proposals to be brought at an annual meeting, beginning with the 2010 annual meeting of shareholders, not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

•

Additionally, the enhanced “advanced notice” provisions (a) expand the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging activities and investment strategies of such shareholder and the shareholder’s affiliates, and (b) require shareholders to update or correct any previously-submitted information.

•

Clarification that only those individuals nominated in compliance with the advance notice provisions of the Bylaws are eligible to serve as directors and that individuals must meet the substantive qualification requirements at both the time of nomination and at the time of election.

Item 11- Controls and Procedures.

(a)

It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

	By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Australia Equity Fund, Inc.

Date:	January 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Australia Equity Fund, Inc.

Date:	January 7, 2010

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Australia Equity Fund, Inc.

Date:	January 7, 2010

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Audit Committee Pre-Approval Policies and Procedures

B – Registrant’s Proxy Voting Policies

C – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications